SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 2, 2006


                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact Name of Registrant as Specified in its Charter)


 RECKSON ASSOCIATES REALTY                          RECKSON ASSOCIATES REALTY
            CORP. -                                           CORP. -
          MARYLAND                                         11-3233650
RECKSON OPERATING PARTNERSHIP,                    RECKSON OPERATING PARTNERSHIP,
            L.P. -                                            L.P. -
          DELAWARE                   1-13762               11-3233647
(State or other jurisdiction     (Commission File  (IRS Employer Identification
       of incorporation)              Number)                Number)

                                625 RECKSON PLAZA
                            UNIONDALE, NEW YORK 11556
                    (Address of principal executive offices)

                                  516-506-6000
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 2, 2006, Reckson Associates Realty Corp. (the "Company") issued a press release announcing its consolidated financial results for the third quarter ended September 30, 2006. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any registration statement filed by the Company or Reckson Operating Partnership, L.P. under the Securities Act of 1933, as amended.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.                                 DESCRIPTION

99.1 Reckson Associates Realty Corp. Earnings Press Release, dated November 2, 2006

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                           RECKSON ASSOCIATES REALTY CORP.


                                           By:  /s/ Michael Maturo
                                               ---------------------------------
                                               Name:  Michael Maturo
                                               Title: President, Chief Financial
                                                      Officer and Treasurer

                                           RECKSON OPERATING
                                           PARTNERSHIP, L.P.


                                           By: Reckson Associates Realty Corp.,
                                               its General Partner


                                           By:  /s/ Michael Maturo
                                               ---------------------------------
                                               Name:  Michael Maturo
                                               Title: President, Chief Financial
                                                      Officer and Treasurer

Date:  November 3, 2006

                                  EXHIBIT INDEX

EXHIBIT                                     DESCRIPTION
NUMBER

99.1 Reckson Associates Realty Corp. Earnings Press Release, dated November 2, 2006